CUNA MUTUAL INSURANCE SOCIETY
                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT

                                   SUPPLEMENT
                                DATED May 6, 2011

                                       TO

                            ULTRA VERS - ALL LIFE(SM)
                       MEMBERS(R) VARIABLE UNIVERSAL LIFE
                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II
                           MEMBERS(R) VARIABLE ANNUITY
                         MEMBERS(R) VARIABLE ANNUITY II
                         MEMBERS(R) VARIABLE ANNUITY III
                       MEMBERS(R) CHOICE VARIABLE ANNUITY

                         PROSPECTUSES DATED MAY 1, 2011

This supplement updates the prospectuses for the variable life insurance policies and variable annuity contracts listed above, and contains information that you should read and maintain for future reference.

From time to time, CUNA Mutual Insurance Society extends the period for premium and purchase payments and other time-sensitive provisions of a policy or contract for specific geographic areas in response to weather-related incidents, natural disasters and similar events. Policyholders who have experienced such events and would like to know whether a moratorium is in effect should contact us for more information.

                                *       *       *

If you have any questions, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.

10002318-0511